TONIX PHARMACEUTICALS HOLDING CORP. 8-K

EXHIBIT 99.02

Oxytocin Analogs with Enhanced Craniofacial Antinociceptive Effects in Low Magnesium Formulations Darryl Rideout, Ph.D. 1* , Bruce Daugherty, Ph.D. 1 , David T. Hsu, Ph.D. 1 , Xinmin Simon Xie, M.D., Ph.D. 2 , David Yeomans, Ph.D. 3 , Brent Stranix, Ph.D. 4 , Daniel St - Cyr, Ph.D. 4 , Jan - Felix Scholtes, Ph.D. 4 , Cristobal Alhambra, Ph.D. 4 , Luciana Leo, Ph.D. 5 , Sam R.J. Hoare, Ph.D 5 ., Seth Lederman, M.D. 1 , Gregory M. Sullivan, M.D. 1 1 Tonix Pharmaceuticals Inc., 26 Main St, Suite 101 Chatham NJ 07928 2 AfaSci Research Laboratories, 522 Second Avenue, Redwood City, CA 94063 3 Stanford University Dept. of Anesthesiology, Perioperative and Pain Medicine 300 Pasteur Drive, Room H3580 MC 5640 Stanford, CA 94305 4 X - Chem, Inc. 4800 Rue Levy - Suite 200, Montreal, QC, Canada H4S 1Z9 5 Montana Molecular, 366 Gallatin Park Dr., Bozeman, MT 59715 Presented at the American Chemical Society Spring 2024 Meeting March 20. 2024 www.tonixpharma.com a Presenter RESULTS Fig. 2b Meyerowitz Mg hydrate binding to OT OTR DISCUSSION AND CONCLUSIONS INTRODUCTION Fig. 4 P - 1 and G - 2 antinociception at 4 m g in male rats Fig.5 3 - D Model computed for OTR (green carbons), Mg2+ (dark red), H2O (red, white) and OT (magenta carbons) Fig. 7 C - fiber Antinociceptive Mg2+ Dependence for P - 1 (300 mM vs 0 mM, Bharadwaj ) and G - 2 (1.75 mM vs 0.5 mM) Fig. 3 Ephys vs. Gq at high Mg2+ Introduction Intranasal oxytocin (OT) is a non - opioid analgesic for craniofacial pain in animal models . It is being considered for craniofacial pain, including trigeminal neuralgia, and is being tested clinically for binge - eating disorder, adolescent obesity and social anxiety disorder . However, OT binding to oxytocin receptor (OTR) and OT activity in vitro and in vivo exhibit Mg 2 + dependency, with maximal activity observed in formulations with high Mg 2 + concentration . Structural studies show that hydrated Mg 2 + forms an essential bridge between OT and OTR in the active complex and plays a key role in the agonistic potency of OT . Our goal is to identify OT analogs with decreased Mg 2 + dependency to minimize Mg 2 + - related fluctuations in drug activity within and between patients . E lectrophysiology ( EPhys ) studies in rodent trigeminal ganglia (TG) neurons were carried out on OT and analogs . The results herein will show that replacement of 7 - proline in oxytocin with hydroxyalkyl and dihydroxyalkyl residues can sometimes increase Emax (hyperpolarization in mV) at low Mg 2 + and decrease Mg 2 + dependence significantly . The structure - activity relationship and the potential for antinociceptive drug discovery will be discussed . EXPERIMENTAL METHODS - CHEMICAL SYNTHESIS Chemical Design and Synthesis Hydroxylated OT analogs P - 2 and G - 1 to G - 5 ( Table 1 , Fig . 2 ) were designed with the objective of increasing the activity and decreasing the Mg 2 + dependency relative to OT . Protected N - hydroxyalkyl and N - dihydroxyalkyl glycine derivatives were synthesized ( e . g . Fig . 1 ) or purchased as precursors for compounds G - 1 to G - 5 . G 1 - G 5 were then synthesized from protected amino acids and amino acid - like building blocks in a modified Fmoc solid - phase synthesis on CTC resin, followed by selective cleavage, deprotection, and macrocycle closure to form the oxytocin analogs (as in Ichinose et al . , 2019 ) . The resulting cyclic nonapeptides were purified using semipreparative reverse - phase HPLC and characterized by LC/MS and HNMR . Biological assays In vitro agonism was determined in G - protein OTR - expressing cultured HEK - 293 T cells by measuring Gq (Emax and EC 50 ) and DAG signaling . Ex vivo electrophysiology ( EPhys ) was measured in freshly isolated small diameter trigeminal ganglia (TG) neurons from male rats by measuring the impact on neuronal excitability ( Bhadarwaj et al . , 2022 ) . The Ephys results were measured in mV . Standard deviations for Ephys E values at low and high Mg 2 + range from 0 . 1 to 1 . 2 mV for 10 nM ligand, 0 . 3 - 1 . 8 mV for 100 nM ligand , and 0 . 1 to 1 . 1 mV for 100 - 0 nM ligand for OT and the 6 analogs ( Table 1 ) . Antinociception in Rats with craniofacial pain was measured intranasally in a model involving latency of response to laser heating stimulus ( Bhadarwaj et al . , 2022 ) . In vitro Gq assays . These were carried out in OTR - expressing cultured HEK - 293 T cells by determining Emax and EC 50 for rate of initial increase in DAG and for maximum achievable DAG . We focused on Emax for the maximum achievable DAG for OT . Table 1 shows the Emax for the maximum achievable DAG for OT and 4 analogs . At high ( 1 . 75 mM) Mg 2 + the EPhys results for OT and 4 analogs trend upward with increasing Gq active ( Fig . 3 ), and Gq can distinguish agonists from antagonists (Meyerowitz et al . , 2022 ) . Gq was useful for weeding out antagonists and weak agonists prior to the more low - throughput EPhys assays, but not for identifying OT analogs with the desired smaller magnesium dependence in EPhys . EPhys . Freshly isolated small diameter rodent trigeminal ganglia (TG) neurons from male rats by measuring impact on neuronal excitability . Some analogs (notably G - 2 ) that demonstrated Gq agonism produced robust hyperpolarization of TG neurons with substantially less Mg 2 + dependence compared to native OT . Six candidates were identified based on Gq results and structure (the presence of hydroxyalkyl groups at the 7 - residue — see P - 2 and G - 1 to G - 5 in Fig . 2 and Table 1 ) . Even 7 - position mono - alcohols such as P - 2 and G - 5 show significantly lower Mg 2 + dependencies (Mg 2 + dependencies 2 . 8 and 3 . 8 mV) than oxytocin with no hydroxyl at position 7 (Mg 2 + dependency = 9 mV) . The diols (G - 1 - G 4 ) show a larger range of Mg 2 + dependency values . In the OT analog diols the proline at position 7 is replaced with a derivatives of N - 3 - hydroxypropyl glycine (see Fig . 2 and Table 1 ) . The position of the second hydroxy groups in these 4 diols is critical . This is most likely because it affects the position of Mg 2 + relative to OTR . For example, EPhys values for G - 4 (Mg 2 + dependency 7 . 2 mV and no agonism at 0 . 5 mM Mg 2 +) is much less active and more dependent on Mg 2 + than G - 2 (Mg 2 + dependency - 1 mV and 9 . 5 mV agonism at 0 . 5 mM Mg 2 +), even though they differ by only a single carbon atom . Computer modelling studies of OT analog/ Mg 2 +/OTR complexes are currently underway to better understand the SAR . Craniofacial Antinociception . Analog R 721 , which showed negligeable Mg 2 + dependency and the strongest activity at low Mg 2 + in Ephys ( Table 1 ), also produced potent analgesia in vivo when administered intranasally in a rat model of craniofacial pain mediated by the activation of either A - delta or C fiber nociceptors ( Fig . 4 )) . P - 1 (OT) and G - 2 (R 721 ) had analgesic effect for both C and A - delta fiber responses in a dose dependent manner . G - 2 (R 721 ) showed little or no antinociceptive Mg 2 + dependence ( Fig . 7 , Table 2 ) . At low doses of OT or analog ( 4 ug), the G - 2 (R 721 ) is somewhat more effective than is P - 1 (OT) at low Mg 2 + ( Fig . 4 ) . Discussion Structural studies show that Mg 2 + sits in the interface of an OT - Mg 2 + - OTR complex, providing a mechanistic explanation for the Mg 2 + dependencies . In water, the most stable Mg 2 + coordination sphere consists of 6 inner sphere water molecules coordinated directly to Mg, and 3 outer sphere water molecules (Adrian - Scotto et al . , 2005 ) . Similarly, the coordination sphere in Fig . 5 (a preliminary model based on the cyro - em - based OT - Mg 2 + - OTR PDB structure 7 RYC and Fig . 4 b in Meyerowitz et al . , 2022 ) was recalculated with MOE, using 3 D - RISM methodology to place the water molecules . The result consists of an inner sphere of 6 waters and the OT receptor residue D 100 I Fig . 5 ) , with the outer ring consisting of OT residue P 7 , and OTR residues E 42 and possibly R 34 (see also Fig . 4 b in Meyerowitz et al . , 2022 ) . Notably, the Mg 2 + ion and its associated water molecules form an essential bridge between OT and OTR in the active complex . Peptides that contain glycine residues and hydroxylated residues serine and threonine are > 100 times more flexible than the corresponding proline - containing peptides (Huang and Nau, 2003 ) . This suggests that replacing the OT proline 7 - N - dihydroxyalkyl glycine in oxytocin analogs (as in G - 1 to G - 4 ) will introduce enough flexibility for the diol oxygens to enter the green circled region between OT P 7 and Mg 2 + (see Fig . 5 ) . Furthermore, studies of the bidentate inhibitor batimastat binding to the Zn 2 + ion in MMP - 12 (PDB 1 JK 3 ) show that the two oxygens in the ligand displace two Zn 2 + - bound waters . (Chen et al . , . 2019 ) . This suggests that with the possibility that the diols G - 1 to G - 4 may be acting as bidentate ligands binding directly to Mg 2 + . A s ingle OH in P - 2 and G - 5 has little effect on Emax values at 1 uM ( 1000 nM) ligand in low ( 0 . 5 mM) Mg 2 + : 6 . 5 mV for A (OT), 8 . 5 mV for mono - ol B, and 6 . 0 mV for mono - ol G - 5 (see Table 1 ) . However, for 10 nM ligand at 0 . 5 mM Mg 2 +, the effect is more pronounced . A pair of OH groups in a 1 , 2 - or 1 , 3 - diol (G - 1 through G - 4 ) results in a much broader Emax range at 0 . 5 mM Mg 2 + ( 0 . 5 to 10 mV), despite the small differences in structure . This suggests that specific interactions between the two hydroxyl oxygens on the OTA and Mg 2 + can enhance or interfere with Mg 2 + /OTR interactions, depending on their locations . Structure - activity - relationship assessments suggest that direct complexation of Mg 2 + by the altered residues in G - 2 and related OT analogues are responsible for their diminished Mg 2 + dependence and increased activity relative to OT . For oxytocin, the EPhys Mg dependency ( Fig . 6 ) and the craniofacial nociception Mg dependency ( Fig . 7 ) increase with OT concentration In craniofacial nociception, this increase in Mg dependency with ligand dose results in the  - shaped (inverted U - shaped) dose response curve at low Mg . Bharadwaj, Yeomans et al . , 2022 ) This  - shaped dose response curves have been observed in rat studies for reversal of opiate - induced respiratory depression and clinical studies on autism ( Yamasue , Kojima, Kuwabara et al . , 2022 ) . Our most promising compound, R 721 (G - 2 ), is not expected to show  - shaped dose response curves in antinociception due to its decrease in Mg dependency with increasing dose ( Fig . 7 ) . Conclusion In conclusion, intranasal R 721 and related OT analogues with N - hydroxyalkyl and N - dihydroxyalkyl glycine at position 7 may be candidate non - opioid analgesics for craniofacial pain . These OT analogs would not need the Mg 2 + supplementation required by intranasal OT for maximal potency, avoiding the complexities of dose determination for two components (ligand and Mg 2 +) that have distinct PK and biodistribution behavior . Table 1 Fig. 6 Ephys Mg2+ Dependence for P - 1 and G - 2 (1.75 mM vs 0.5 mM) References: A drian - Scotto et al., 2005 J. Mol. Structure THEOCHEM V728 (2005) pp 231 – 242 Bharadwaj, Yeomans et al., 2022 Pharmaceutics V14, article 1105, Impact of Magnesium on Oxytocin Receptor Function Brackley and Toney, 2021, J Pharmacol Exp Ther V 378 pp 96 – 107, Oxytocin Receptor Activation Rescues Opioid - Induced Respiratory Depression by Systemic Fentanyl in the Rats Chen et al., Chem Rev. 2019 V119 pp 1323 – 1455, Targeting Metalloenzymes for Therapeutic Intervention References, Continued: Huang and Nau, 2003, Angewandte Chemie Int. Ed. V 42, pp 2269 - 2272. A Conformational Flexibility Scale for Amino Acids in Peptides** Ichinose et al., 2019 J. Med. Chem. V62, pp 3297−3310 Development of a Highly Potent Analogue and a Long - Acting Analogue of Oxyt ocin for the Treatment of Social Impairment - Like Behaviors Meyerowitz et al., 2022, Nature Structural & Molecular Biology V 29, pp 274 – 281 (2022) Cryo em of OT - OTR - Mg++ complex supplementary information Yamasue , Kojima, Kuwabara et al., 2022 BRAIN 2022, pp 1 - 10 doi 10.1093 - brain - awab291 Effect of a novel nasal oxytocin spray with enhanced bioavailability on autism -- a randomized trial Table 2 Comparison of A - fiber antinociceptive effect in low and high Mg2+ concentrations Fig. 1 Representative synthesis (compound G - 2) Fig. 2 Structure Scaffolds for Table 1